The NJR Story: Growth, Consistency, Performance Financial Investment Analysts August 27, 2003

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR wishes to caution persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding financial results and capital requirements for fiscal 2003 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Among the factors that could cause actual results to differ materially from estimates reflected in such forward-looking statements are weather and economic conditions, demographic changes in NJNG's service territory, fluctuations in energy commodity prices, energy conversion activity and other marketing efforts, the conservation efforts of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the continued recoverability of environmental remediation expenditures and other regulatory changes. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

NJR at a Glance Ticker Symbol (NYSE): NJR Price Range (52 Weeks) $36.87 - $29.52 Common Shares Outstanding: 26.7 million Market Capitalization: $975 million Annual Dividend Rate: $1.24 Dividend Yield: 3.5 percent Total Assets: $1.4 billion

The Great Blackout of 2003

Natural Gas Prices 12-Month Strip Price

Corporate Responsibility at NJR No SPEs or non-disclosed liabilities Independent Board of Directors Independent Corporate Governance Committee in place since 1996 Complete compliance with SEC certification process New internal committee to assist in process Active and engaged Audit Committee Highly rated by Institutional Shareholder Services

It all starts with integrity We know what we are and more importantly, what we're not We focus on the fundamentals Delivering consistent results is what we're all about How We Run Our Business The ultimate test is sustained performance: NJR has produced an EPS CAGR of 7.1 percent over the last 10 years

Our Strategic Focus Our strategy is based on what can be delivered based on our strengths, not the "strategy du jour" It's based on two key areas: Our growing regulated distribution business Wholesale market opportunities created by deregulation We are focused on making the most of the excellent opportunities we have

Our Strategic Focus Growing the distribution business Regulatory Partnerships Motivated Employees Wholesale market opportunities created by deregulation Off-System Sales/Capacity Management Energy Services Productivity/Quality Customer Satisfaction Service Area Demographics Profitable Customer Growth Storage Mgmt. Asset Utilization LDC Portfolio Mgmt. Pipeline Park & Loan

Our Strategic Focus Growing the distribution business Regulatory Partnerships Motivated Employees Productivity/Quality Customer Satisfaction Service Area Demographics Profitable Customer Growth

Our Service Area Rapidly growing customer base Primarily residential and small commercial customers Outlook is for consistent growth NYC Phila. Atlantic City

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 385 1999 397 2000 410 2001 423 2002 434 2003E 445 Margin and Customer Growth Customer growth generates approximately $6.5 million of new margin annually NJNG captures 95 percent of new construction Mix of conversion and new customers enhance profitability Almost 1,000 customers annually add natural gas heat to their existing service

Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Preliminary 21296 Final 25830 Conceptual 9699 Pending 3378 Pending Preliminary Final Conceptual Non Heat 13500 On Main 46809 Off main 82551 New Customers = 60,203 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 142,860 Future Market Potential

Disciplined Capital Allocation New Customer 21.7 System Integrity 24.2 Other Utility 1.1 Non-Utility 7.4 Economic value-added process Margin from new customers must cover associated capital costs System integrity targeted to depreciation level Other projects evaluated on EVA basis Fiscal 2003 Estimate: $54.4 million Capital Expenditures

Improved Productivity The cost of adding a new customer has declined over 23 percent, while O&M productivity has improved by 16 percent since 1992. Primary drivers have been: Balanced marketing strategy Changes in work processes New Customer Cost O&M as a Percent of Margin

Productivity & Incentives Virtually every employee is a shareowner Incentives paid in cash and stock Bargaining Unit participates in the incentive plan Customers per Employee Margin per Employee

Regulatory Partnerships By partnering with our regulators, NJNG has been able to: Avoid filing for base-rate increases Use the competitive energy marketplace to benefit both customers and shareowners Open new markets and offer customers new choices Focus on Governor's energy policies Incentives for distributed generation service class approved Reliability, growth, energy efficiency, environmental and renewal initiatives being developed Smart Growth initiative Working with our regulators is a two-way street

Avoiding Base-Rate Cases A key part of our strategy Base-rate cases are expensive, time-consuming and antagonistic Encourages employees to be more creative Benefits both customers and shareowners Over the last 10 years, NJNG has: Added nearly 116,000 new customers Invested over $475 million in new capital NJNG has not filed a base-rate case in over 10 years, and has no plans for future base-rate case filings

SJI NUI CIV PEG FE NJR 3.46 2.74 2.08 1.01 0.77 0.59 BPU Inquiries per 1,000 Customers NJNG is working toward its 11th consecutive year of having the best customer satisfaction rate in New Jersey Customer Satisfaction June 2003 FYTD

Our Strategic Focus Wholesale market opportunities created by deregulation Off-System Sales/Capacity Management Energy Services Storage Mgmt. Asset Utilization LDC Portfolio Mgmt. Pipeline Park & Loan

Since 1992, off-system sales/capacity management margins have generated nearly $202 million in savings for customers and $49.8 million ($1.20 per share) for shareowners Off-System Sales/Capacity Management Markets 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 6/1/2003 Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 15 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 4 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 $29 $19 Incentives have been a "win-win" proposition

Energy Services Energy Services is a growing contributor of total earnings Asset-based business activity Storage and marketing Fuel management Portfolio optimization Wholesale FY00 0.11 FY01 0.15 FY02 0.24 6/1/2003 0.41 We use our knowledge of markets and in-house capabilities to generate growing returns with manageable risk

Managing Risk Strictly natural gas operation - no electric exposure Not a speculative trader Manage assets for primarily hedged positions Selected fee-based services Trade around assets Assets consist of transportation and storage capacity Physical assets reduce risk Our assets require less long-term capital The collapse of large energy trading businesses has created more opportunities

Disciplined risk management guidelines Limited open positions = low VAR Strict internal controls Credit procedures in place Daily compliance monitoring by financial department Minimal mark-to-market income (less than 1 percent) Trader compensation not based on sales volumes or revenues Netting agreements reduce potential credit risk Managing Risk Business not built on "Beating the NYMEX"

Located in Owego, NY 11.9 Bcf high- deliverability storage capacity Connects to Tennessee Gas Pipeline NJRES is the marketing agent for Stagecoach 10-year term - began April 1, 2002 NJRES compensation - management fees and incentives Stagecoach Storage

Stagecoach Storage Stagecoach is strategically located for Northeast markets

Our Assets and Skills Create New Opportunities Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management 1991 51 1992 52 12 1993 55 21 1994 58 27 20 1995 57 25 38 5 7 1996 64 24 38 9 29 1997 62 45 38 9 67 1998 60 62 43 7 82 1999 61 95 49 8 131 2000 64 96 36 4 120 2001 73 81 8 2 174 2002 62 92 5 0 332 'June 2003 67 26 4 0 260 Billion Cubic Feet 64 105 164 254 344 51 76 132 336 320 221 We have grown profitably in new markets Total Energy Deliveries 491 357

Fiscal 2003: Customer and margin growth Colder-than- normal weather Profitable wholesale energy services 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2002 2003 1.07 1.13 1.24 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.21 2.55 Consistent Earnings Growth September 30, June 30, Earnings Per Share NJR has achieved earnings growth for 11 consecutive years 10-year CAGR: 7.1 percent

Allowed ROE of 11.5 percent Balance primarily from wholesale energy services 1997 1998 1999 2000 2001 2002 0.139 0.142 0.145 0.148 0.153 0.153 Superior Return on Equity

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1997 1998 1999 2000 2001 2002 2003 1.07 1.09 1.12 1.15 1.17 1.2 1.24 Eight increases in seven years NJR's dividend growth rate for 2002 was 3.3 percent vs. 1.4 percent for the peer group 1996 1997 1998 1999 2000 2001 2002 0.75 0.72 0.7 0.67 0.63 0.6 0.57 * Effective January 2, 2003 * Dividends per Share Payout Ratio Dividend Rate and Payout Ratio The recent dividend tax cut further enhances attractiveness

Share Repurchases Program implemented in September 1996 One of the first in the utility industry to implement a program 2 million shares authorized; 1.6 million repurchased since inception 46,900 shares repurchased in fiscal 2003 A strong financial profile has allowed for open market repurchase of shares

Strong Financial Profile Common Equity 361453 LT Debt 370628 Credit Rating: Moody's A-2* S&P A NJNG S&P 8.6 2.6 * On credit watch for possible upgrade NJNG S&P "A" rated Company Average 8.8 2.9 NJNG S&P 0.47 0.46 Ratios as of 12 months ended June 30, 2003

Focused strategy Excellent core business Profitable customer growth High customer satisfaction Excellent regulatory relations Disciplined wholesale strategy Strong financial profile Consistent financial performance NJR Peer Group S&P 500 1 year 0.23 0.043 -0.01 5 years 0.122 0.049 -0.013 Summary: Strong Fundamentals June 30, 2003

Appendix: Gross Margin Gross margin is a non-GAAP measure. Gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. NJNG believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

The NJR Story: Growth, Consistency, Performance Financial Investment Analysts August 27, 2003